                            SECTION 906 CERTIFICATION

                Certification Pursuant to 18 U.S.C. Section 1350,
                             As Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

Morgan Stanley Value-Added Market Series - Equity Portfolio

     In connection with the Report on Form N-CSR (the "Report") of the above-named issuer for the period ended June 30, 2003 that is accompanied by this certification, the undersigned hereby certifies that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.


Date: August 19, 2003                        Ronald E. Robison
                                        Principal Executive Officer


A signed original of this written statement required by Section 906 has been provided to Morgan Stanley Value-Added Market Series - Equity Portfolio will be retained by Morgan Stanley Value-Added Market Series - Equity Portfolio and furnished to the Securities and Exchange Commission or its staff upon request.

                            SECTION 906 CERTIFICATION

                Certification Pursuant to 18 U.S.C. Section 1350,
                             As Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

Morgan Stanley Value-Added Market Series - Equity Portfolio

     In connection with the Report on Form N-CSR (the "Report") of the above-named issuer for the period June 30, 2003 that is accompanied by this certification, the undersigned hereby certifies that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.


Date: August 19, 2003                          Francis Smith
                                        Principal Financial Officer


A signed original of this written statement required by Section 906 has been provided to Morgan Stanley Value-Added Market Series - Equity Portfolio and will be retained by Morgan Stanley Value-Added Market Series - Equity Portfolio and furnished to the Securities and Exchange Commission or its staff upon request.